UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2024

ROTH CH ACQUISITION CO.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40959	98-1601095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340 Collins Avenue; Suite 402

Miami Beach, FL 33141

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 720-7133

TKB Critical Technologies 1

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	USCTU	The Nasdaq Stock Market, LLC
Class A ordinary shares, par value $0.0001 per share	USCT	The Nasdaq Stock Market, LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	USCTW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 11, 2024, Roth CH Acquisition Co. (the “Company”) received a deficiency notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that it is not in compliance with Nasdaq Listing Rule 5620(a), which requires that Nasdaq-listed companies hold an annual meeting of shareholders within twelve months of their fiscal year end (the “Annual Meeting Requirement”), because the Company did not hold an annual meeting of shareholders within twelve months of its fiscal year ended December 31, 2022. The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has 45 calendar days, or until February 26, 2024, to submit a plan to regain compliance with the Annual Meeting Requirement.

If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the Company’s fiscal year end, or until June 28, 2024, to regain compliance. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that, should Nasdaq accept the Company’s plan, the Company will be able to regain compliance within any extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Hearing Panel under Nasdaq Listing Rule 5815(a). If the Company fails to regain compliance with Nasdaq’s Listing Rules (including, to the extent granted by Nasdaq, any applicable extensions of time), the securities of the Company will be subject to delisting on The Nasdaq Stock Market.

Item 9.01 Financial Statements and Exhibits

Exhibit 104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTH CH ACQUISITION CO.

	By:	/s/ Byron Roth
		Name:	Byron Roth
		Title:	Co- Chief Executive Officer

Dated: January 29, 2024

2